UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

VOLUNTARY SUBMISSION

The registrant is not subject to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

FOOD CULTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2132622
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63-16 102nd St., Suite CF1, Rego Park, New York 11374

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (416) 565-5467

Golden Star Enterprises Ltd.; 2803 Philadelphia Pike, Suite B, Claymont, Delaware 19703

(Former name and former address)

Check the appropriate box below if this Form 8-K is intended to simultaneously satisfy any of the following filing obligations:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

OTC trading symbol: FCUL

Emerging growth company ☐

EXPLANATORY NOTE

Food Culture Inc. (formerly Golden Star Enterprises Ltd.) filed a Form 15-12G on May 14, 2013, terminating the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934. The Company’s registration statement on Form S-1 filed September 15, 2022 was withdrawn on April 14, 2023. The Company has no class of securities registered under Section 12 and is not subject to the reporting requirements of Section 13(a) or Section 15(d). This Form 8-K is submitted voluntarily and not pursuant to Rule 13a-11 or Rule 15d-11. The Company does not intend this voluntary submission to modify its reporting status or to constitute an undertaking to file future periodic or current reports, except to the extent independently required by applicable law.

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Item 8.01 Other Events

On September 8, 2026, the Company submitted an EDGAR company-information update to reflect its current legal name and principal executive-office information. The sole purpose of this voluntary report is to provide a clear, dated public reference for the Company’s current corporate identity, security identifiers, capitalization and contact information, and to assist shareholders, broker-dealers, market-data services and other information users in updating records that may continue to display the Company’s former name or address.

The Company is not asserting that any particular third-party source is inaccurate and cannot control when or how third parties update their records. This report does not address any broker’s account-eligibility or trading procedures and does not constitute an offer, solicitation, investment recommendation or investment advice.

Issuer Information

Corporate information	Current record
Current legal name	Food Culture Inc.
Former legal name	Golden Star Enterprises Ltd.
IRS Employer Identification No.	52-2132622
Jurisdiction and date of incorporation	Delaware; September 13, 1993
Standing in jurisdiction of incorporation	Active
Principal executive office	63-16 102nd St., Suite CF1, Rego Park, New York 11374
Mailing address	63-16 102nd St., Suite CF1, Rego Park, New York 11374
Telephone	(416) 565-5467
Website	https://foodcultureinc.com
Investor relations email	ryakubov@foodcultureinc.com
Fiscal year end	December 31
Principal business	Development and marketing of premium spirits and ready-to-drink beverages

Security Information

Security information	Current record
Trading symbol	FCUL
Market	OTC Link, operated by OTC Markets Group Inc. — OTCID tier
Reporting standard	OTC Markets Alternative Reporting Standard
Title and class	Common Stock
Par value	$0.0001 per share
Current CUSIP	38119W305
Prior CUSIP	38119W206 (superseded — no longer in use)
Authorized shares	500,000,000 shares of common stock
Shares outstanding	45,089,630 as of September 4, 2026
Preferred shares outstanding	None

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Transfer Agent and Current Management

Reference item	Current record
Transfer agent	VStock Transfer, LLC
Transfer agent address	18 Lafayette Place, Woodmere, New York 11598
Transfer agent telephone	(212) 828-8436
Transfer agent email	info@vstocktransfer.com
President, CFO, Treasurer and Secretary	Ruben Yakubov
Chairman and director, Member of Audit Committee	Ruben Yakubov
Independent director; Audit Committee chair	Alena Ivanova — appointed September 1, 2026
Independent director, Member of Audit Committee	Efraim Babayov — appointed September 1, 2026
Vice President, Investor Relations	Timofey Katerinko, professionally known as Tim Chupinin — appointed September 1, 2026

The current and superseded CUSIP numbers, capitalization and transfer-agent information above are included to help broker-dealers, market-data services and other information users distinguish the Company’s current security record from legacy records.

Except for the limited corporate and security information stated above, this report is not intended to update any other Company disclosure.

For additional information regarding the Company, including biographies of its directors and officers, financial statements and other disclosure documents, please visit Food Culture Inc.’s profile on OTC Markets at www.otcmarkets.com/stock/FCUL.

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SIGNATURE

The Company has duly caused this voluntary report to be signed on its behalf by the undersigned, duly authorized.

FOOD CULTURE INC.

By:	/s/ Ruben Yakubov
Name:	Ruben Yakubov
Title:	President, Chief Financial Officer, Treasurer and Company Secretary
Date:	September 8, 2026

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